UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

Schedule 14A

__________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

COLLECTIVE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

cOLLECTIVE ACQUISITION CORP.
12955 Biscayne Boulevard, Suite 200 PMB 616
Miami, Florida 33181

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 4, 2026

To the Shareholders of Collective Acquisition Corp.:

You are cordially invited to attend the extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) of Collective Acquisition Corp. (“Company,” “we,” “us” or “our”) to be held at 11:00 a.m., Eastern Time, on August 4, 2026, at the offices of Reed Smith LLP, our legal counsel, located at 599 Lexington Ave, New York, NY 10022, and via virtual meeting, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be postponed or adjourned.

The Extraordinary General Meeting will be conducted via live webcast, but the physical location of the Extraordinary General Meeting will remain at the location specified above for the purposes of our second amended and restated memorandum and articles of association (the “Articles”). You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/ccaq/2026. Even if you are planning on attending the Extraordinary General Meeting in person or online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting. Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting in person or online, it is strongly recommended you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting if you are unable to attend.

The accompanying proxy statement is dated July 8, 2026 and is first being mailed to shareholders on or about that date. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Articles Amendment Proposal — a proposal to amend the Articles, by way of special resolution, in the form set forth as Annex A to the accompanying proxy statement, to extend the date by which we must consummate an initial business combination from August 8, 2026 (the “Current Termination Date”) to August 8, 2027, or such earlier date as determined by our board of directors (the “Board”) (such applicable date, the “Extended Date”), for a total extension of up to twelve months after the Current Termination Date (collectively, the “Extension”, and such proposal, the “Articles Amendment Proposal”); and

•        Proposal No. 2 — The Adjournment Proposal — a proposal to direct, by way of ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

The Articles Amendment Proposal is essential to the overall implementation of the Board’s plan to complete an initial business combination. Each of the Articles Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our shareholders for vote under the circumstances described in the Adjournment Proposal. Please take the time to carefully read each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Articles Amendment Proposal is to allow us more time to complete our initial business combination. The final prospectus for our initial public offering (the “IPO”, and such prospectus, the “IPO Prospectus”) and the Articles provide that we have until the Current Termination Date to complete an initial business combination. While we are currently in serious discussions with a potential business combination target, our Board believes that there will not be sufficient time before the Current Termination Date to consummate an initial business combination. Therefore, the Board has determined that it is advisable to amend the Articles to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we consummate an initial business combination prior to the Extraordinary General Meeting or believe that we will be able to consummate an initial business combination prior to the Current Termination Date, or the Board otherwise determines not to proceed with the Extension prior to the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting.

Holders of ordinary shares, par value $0.0001 per share (“ordinary shares”), included as part of the units sold in the IPO (such shares, the “public shares”, and such holders, the “public shareholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account established for the benefit of the public shareholders (the “trust account”) in connection with the Articles Amendment Proposal (the “Election”) regardless of whether such public shareholders vote “FOR” or “AGAINST” the Articles Amendment Proposal, and the Election can also be made by public shareholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date for the Extraordinary General Meeting. We believe that such redemption right protects the public shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by the Articles. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Articles Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote at the Extraordinary General Meeting, if the Articles Amendment Proposal is approved by the requisite vote of shareholders and the Extension is implemented, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

To exercise your redemption rights with respect to all or a portion of your public shares, you must tender all or such portion of your shares to our transfer agent at least two business days prior to the Extraordinary General Meeting in accordance with the procedures and deadlines described in the accompanying proxy statement. You may tender your shares by either delivering your share certificate(s) representing such shares to our transfer agent or by delivering such shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share pro rata portion of the trust account will be approximately $10.47 at the time of the Extraordinary General Meeting, based on the approximate amount of $150.5 million held in the trust account as of June 30, 2026 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). The closing price of our ordinary shares on the Nasdaq Global Market on July 7, 2026 was $10.45. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more for each share than if such shareholder sold its public shares in the open market. We cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Articles Amendment Proposal is approved and the Extension is implemented, Collective Acquisition Sponsor LLC, our New Sponsor (as defined below), or its designees will deposit into the trust account as a loan, on each of the Current Termination Date and the 5th day of each subsequent calendar month until (but excluding) the Extended Date (each such date, a “Contribution Date”) the lesser of (x) $35,000 or (y) $0.02 per public share multiplied by the number of public shares outstanding on the applicable Contribution Date (a “Contribution”, and our sponsor or its designee making such Contribution, a “Contributor”). We have not asked New Sponsor to reserve for, nor have we independently verified whether New Sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date (subject to a 30-day cure period in accordance with the trust agreement that we entered into at the time of the IPO), we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by us upon consummation of our initial business combination. If we do not consummate our initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Articles Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposal is not approved and the Extension is not implemented. If we have consummated our initial business combination or announced our intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the Articles Amendment Proposal is approved and the Extension is implemented, we have also agreed to waive our right to withdraw up to $100,000 of interest accrued on the trust account to pay liquidation and dissolution expenses should we ultimately liquidate before consummating an initial business combination. Instead, we have agreed that we will withdraw only up to $50,000 of interest accrued on the trust account to pay such liquidation and dissolution expenses, and any remaining interest accrued on the trust account and not previously released to us to pay our taxes will, subject to applicable law, be released to our public shareholders upon the redemption of the public shares if we are unable to complete an initial business combination by the Extended Date.

If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, or if the Articles Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less taxes payable and up to $100,000 of interest to pay liquidation and dissolution expenses, or, if the Articles Amendment Proposal is approved and the Extension is implemented, less up to $50,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Collective Acquisition Sponsor LLC (the “New Sponsor”), Dune Acquisition Holdings II LLC (the “Old Sponsor”, and together with the New Sponsor, the “Sponsor Parties”) and certain of our officers and directors (together with their permitted transferees) collectively beneficially own an aggregate of 5,750,000 Class B ordinary shares (“founder shares”), representing approximately 28.4% of our issued and outstanding ordinary shares (excluding the 2,000,000 Class A ordinary shares underlying the private placement warrants issued to the Sponsor Parties in connection with the IPO). Additionally, Clear Street LLC (“Clear Street”), the representative of the underwriters in the IPO, beneficially owns an aggregate of 107,813 ordinary shares issued in connection with the IPO, representing approximately 0.5% of our issued and outstanding ordinary shares. Our Sponsor Parties, officers and directors and Clear Street have agreed to waive their redemption rights with respect to any founder shares, private shares underlying the private placement warrants (the “private shares”) or representative shares held by them and, in the case of our Sponsor Parties, officers and directors, any public shares they may acquire, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares, private shares or representative shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares, private shares and representative shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

Our Sponsor Parties, officers and directors and Clear Street are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of each of the proposals set forth in the accompanying proxy statement; however, such persons have the discretion to vote in any manner they choose.

Approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting; and approval of the Adjournment Proposal requires an ordinary resolution pursuant to the Articles, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting.

The Board has fixed the close of business on July 1, 2026 as the date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournments or postponements thereof. Only holders of our ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournments or postponements thereof.

You are not being asked to vote on an initial business combination pursuant to the accompanying proxy statement. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is proposed, approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Articles Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Articles Amendment Proposal and the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

Dated: July 8, 2026	By Order of the Board of Directors,
/s/ Elliot Richmond
Elliot Richmond Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person or online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Failure to vote in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on any of the proposals set forth in the accompanying proxy statement. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals set forth in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on August 4, 2026: This notice of Extraordinary General Meeting and the accompanying proxy statement are available at https://www.cstproxy.com/ccaq/2026.

TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES: (1) IF YOU HOLD SUCH PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) YOU MUST SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT BY 5:00 P.M., EASTERN TIME, ON JULY 31, 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING) THAT ALL OR SUCH PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER SUCH PUBLIC SHARES TO OUR TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

cOLLECTIVE ACQUISITION CORP.
12955 Biscayne Boulevard, Suite 200 PMB 616
Miami, Florida 33181

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 4, 2026

PROXY STATEMENT

The extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) of Collective Acquisition Corp. (“Company,” “we,” “us” or “our”) will be held at 11:00 a.m., Eastern Time, on August 4, 2026, at the offices of Reed Smith LLP, our legal counsel, located at 599 Lexington Ave, New York, NY 10022, and via virtual meeting, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be postponed or adjourned.

The Extraordinary General Meeting will be conducted via live webcast, but the physical location of the Extraordinary General Meeting will remain at the location specified above for the purposes of our second amended and restated memorandum and articles of association (the “Articles”). You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/ccaq/2026.

Even if you are planning on attending the Extraordinary General Meeting in person or online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting. Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting in person or online, it is strongly recommended you complete and return your proxy card before the Extraordinary General Meeting date, to ensure that your shares will be represented at the Extraordinary General Meeting if you are unable to attend.

This proxy statement is dated July 8, 2026 and is first being mailed to shareholders on or about that date. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Articles Amendment Proposal — a proposal to amend the Articles, by way of special resolution, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from August 8, 2026 (the “Current Termination Date”) to August 8, 2027, or such earlier date as determined by our board of directors (the “Board”) (such applicable date, the “Extended Date”), for a total extension of up to twelve months after the Current Termination Date (collectively, the “Extension”, and such proposal, the “Articles Amendment Proposal”); and

•        Proposal No. 2 — The Adjournment Proposal — a proposal to direct, by way of ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

The Articles Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination, and approval of the Articles Amendment Proposal is a condition to the implementation of the Extension. The Adjournment Proposal will only be presented to our shareholders for vote under the circumstances described in the Adjournment Proposal. The final prospectus for our initial public offering (the “IPO”, and such prospectus, the “IPO Prospectus”) and the Articles provide that we have until the Current Termination Date to complete an initial business combination. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we consummate a proposed business combination prior to the Extraordinary General Meeting or believe that we will be able to consummate a proposed business combination prior to the Current Termination Date, or the Board otherwise determines not to proceed with the Extension prior to the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting.

Holders of our ordinary shares, par value $0.0001 per share (“ordinary shares”), included as part of the units sold in our initial public offering (such shares, the “public shares”, and such holders, the “public shareholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account established for the benefit of the public shareholders (the “trust account”) in connection with the Articles Amendment Proposal (the “Election”) regardless of whether such public shareholders vote “FOR” or “AGAINST” the Articles Amendment Proposal, and the Election can also be made by public shareholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date. We believe that such redemption right protects the public shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by the Articles. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Articles Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Articles Amendment Proposal is approved by the requisite vote of shareholders and the Extension is implemented, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

If the Articles Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount (as defined below) from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $150.5 million that was in the trust account as of June 30, 2026. In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. Additionally, the percentage interest of our ordinary shares held by our Sponsor Parties, directors and officers and Clear Street through their beneficial ownership of the founder shares and representative shares (in each case as defined and described below), would increase.

If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, or if the Articles Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less taxes payable and up to $100,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our Sponsor Parties and certain of our officers and directors (together with their permitted transferees), collectively beneficially own an aggregate of 5,750,000 founder shares, representing approximately 28.4% of our issued and outstanding ordinary shares (excluding the 2,000,000 Class A ordinary shares underlying the private placement warrants issued to the Sponsor Parties in connection with the IPO). Additionally, Clear Street, the representative of the underwriters in the IPO, beneficially owns an aggregate of 107,813 ordinary shares issued in connection with the IPO, representing approximately 0.5% of our issued and outstanding ordinary shares. Our Sponsor Parties, officers and directors and Clear Street have agreed to waive their redemption rights with respect to any founder shares, private shares, or representative shares held by them and, in the case of our Sponsor Parties, officers and directors, any public shares they may acquire, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares, private shares or representative shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares, private shares and representative shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement (except for the Company’s independent registered public accounting firm), reduce the amount of funds in the trust account to below the lesser of (i) $10.025 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.025 per share due to reductions in the value of the Trust Account assets, less taxes payable, if any, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933 (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor will have sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.47 based on the approximate amount of $150.5 million held in the trust account as of June 30, 2026 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.47, plus interest, due to unforeseen claims of potential creditors.

Approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting; and approval of the Adjournment Proposal requires an ordinary resolution pursuant to the Articles, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting.

Approval of the Articles Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the trust account and be available for our use to complete an initial business combination on or before the Extended Date. If the Articles Amendment Proposal is approved and the Extension is implemented, public shareholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain their redemption rights and their ability to vote on an initial business combination when it is submitted to the public shareholders (provided that they are shareholders on the record date for a meeting to consider such business combination).

The record date for the Extraordinary General Meeting is July 1, 2026. Record holders of our ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the record date, there were 20,232,813 ordinary shares issued and outstanding, consisting of 14,375,000 Class A ordinary shares (public shares), 107,813 Class A ordinary shares (representative shares) and 5,750,000 Class B ordinary shares (founder shares).

This proxy statement contains important information about the Extraordinary General Meeting and the proposals (and the terms on which they are being proposed, including as to their conditionality). Please read it carefully, including any annexes, and vote your shares.

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i

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including any annexes to this proxy statement.

Q.     Why am I receiving this proxy statement?

A.     This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held at 11:00 a.m., Eastern Time, on August 4, 2026, at the offices of Reed Smith LLP, our legal counsel, located at 599 Lexington Ave, New York, NY 10022, and via virtual meeting, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be postponed or adjourned. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

We are a blank check company incorporated on September 13, 2024, as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities, which we refer to as an initial business combination. On May 8, 2025, we consummated the IPO of 12,500,000 units, and the sale of 1,875,000 additional units as a result of the underwriters’ full exercise of their over-allotment option. A total of $144,109,375 ($10.025 per unit) of the net proceeds from the IPO, including the full exercise of the over-allotment option, and the simultaneous private placement of private placement warrants was placed in the trust account. As of June 30, 2026, we had approximately $150.5 million in the trust account and 20,232,813 ordinary shares issued and outstanding, consisting of 14,375,000 Class A ordinary shares (public shares), 107,813 Class A ordinary shares (representative shares) and 5,750,000 Class B ordinary shares (founder shares).

Like most blank check companies, the Articles provide for the return of the proceeds held in trust to the public shareholders if no qualifying business combination is consummated on or before a certain date (in our case, the Current Termination Date). The Board believes that it is advisable to continue our existence until the Extended Date in order to allow us more time to complete an initial business combination and is submitting the Articles Amendment Proposal to the shareholders to vote upon. In addition, we are proposing a measure to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

In the event that we consummate an initial business combination prior to the Extraordinary General Meeting or believe that we will be able to consummate an initial business combination prior to the Current Termination Date, or the Board otherwise determines not to proceed with the Extension prior to the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting.

Q.     What is included in these materials?

A.     These materials include:

•        this proxy statement for the Extraordinary General Meeting; and

•        a proxy card.

Q.     What is being voted on?

A.     You are being asked to vote on:

•        a proposal to amend the Articles, by way of special resolution, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from the Current Termination Date to the Extended Date, for a total extension of up to twelve months after the Current Termination Date; and

•        a proposal to direct, by way of ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

The Articles Amendment Proposal is essential to the overall implementation of the Board’s plan to complete a potential initial business combination. Approval of the Articles Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented, our shareholders’ approval of the Articles Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove the Withdrawal Amount from the trust account and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount, and to retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date.

If the Articles Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $150.5 million that was in the trust account as of June 30, 2026 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. Additionally, the percentage interest of our ordinary shares held by our Sponsor Parties, directors and officers through their beneficial ownership of the founder shares would increase.

If the Articles Amendment Proposal is approved and the Extension is implemented, New Sponsor or its designees will deposit into the trust account as a loan, on each of the Current Termination Date and the 5th day of each subsequent calendar month until (but excluding) the Extended Date, the lesser of (x) $35,000 or (y) $0.02 per public share multiplied by the number of public shares outstanding on the applicable Contribution Date. We have not asked New Sponsor to reserve for, nor have we independently verified whether New Sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date (subject to a 30-day cure period in accordance with the trust agreement that we entered into at the time of the IPO), we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by us upon consummation of our initial business combination. If we do not consummate our initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Articles Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposal is not approved and the Extension is not implemented. If we have consummated our initial business combination or announced our intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the Articles Amendment Proposal is approved and the Extension is implemented, we have also agreed to waive our right to withdraw up to $100,000 of interest accrued on the trust account to pay liquidation and dissolution expenses should we ultimately liquidate before consummating an initial business combination. Instead, we have agreed that we will withdraw only up to $50,000 of interest accrued on the trust account to pay such liquidation and dissolution expenses, and any remaining interest accrued on the trust account and not previously released to us to pay our taxes will, subject to applicable law, be released to our public shareholders upon the redemption of the public shares if we are unable to complete an initial business combination by the Extended Date.

If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, or if the Articles Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less taxes payable and up to $100,000 of interest to pay liquidation and dissolution expenses, or, if the Articles Amendment Proposal is approved and the Extension is implemented, less up to $50,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our Sponsor Parties, officers and directors and Clear Street have agreed to waive their redemption rights with respect to any founder shares held by them and, in the case of our Sponsor Parties, officers and directors, any public shares they may acquire, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be made only with respect to the public shares and the founder shares, private shares and representative shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account (or, if the Articles Amendment Proposal is approved and the Extension is implemented, up to $50,000 of interest from the trust account) and our remaining assets held outside of the trust account.

Q.     Why are we proposing the Articles Amendment Proposal?

A.     The Articles provide for the return of the proceeds held in trust to the public shareholders if no qualifying business combination is consummated on or before the Current Termination Date. Accordingly, the trust agreement that we entered into at the time of the IPO provides for the trustee to liquidate the trust account and distribute to each public shareholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in the Articles, subject to any extensions that may be approved by our shareholders.

Therefore, we have determined to seek shareholder approval to extend the date by which we must consummate an initial business combination. In the event that we consummate a potential initial business combination prior to the Extraordinary General Meeting or believe that we will be able to consummate a potential initial business combination prior to the Current Termination Date, or the Board otherwise determines not to proceed with the Extension prior to the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting. Accordingly, the Board is proposing the Articles Amendment Proposal to extend our corporate existence.

You are not being asked to vote on an initial business combination pursuant to this proxy statement. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date.

Q.     Why should I vote for the Articles Amendment Proposal?

A.     The Board believes our shareholders should have an opportunity to evaluate a potential initial business combination with one or more of our prospective targets. Accordingly, the Board is proposing the Articles Amendment Proposal to extend the date by which we must consummate an initial business combination until the Extended Date.

A special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting, is required to effect an amendment to the Articles that would extend our corporate existence beyond the Current Termination Date. Additionally, the IPO Prospectus and the Articles require that all public shareholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by the Articles. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public shareholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under the Articles. Accordingly, we believe the Extension is consistent with the Articles and the IPO Prospectus.

Q.     If the Articles Amendment Proposal is approved and the Extension is implemented, what will happen if a Contributor fails to make a Contribution by an applicable Contribution Date?

A.     If the Articles Amendment Proposal is approved and the Extension is implemented, a Contributor will deposit into the trust account a Contribution on each Contribution Date. We have not asked New Sponsor to reserve for, nor have we independently verified whether New Sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date (subject to a 30-day cure period in accordance with the trust agreement that we entered into at the time of the IPO), we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by us upon consummation of our initial business combination. If we do not consummate our initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Articles Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposal is not approved and the Extension is not implemented. If we have consummated our initial business combination or announced our intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Q.     How do insiders intend to vote their shares?

A.     Our Sponsor Parties, officers and directors and Clear Street are expected to vote any of our ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Articles Amendment Proposal and the Adjournment Proposal; however, such persons have the discretion to vote in any manner they choose.

Our Sponsor Parties and certain of our officers and directors (together with their permitted transferees), collectively beneficially own an aggregate of 5,750,000 Class B ordinary shares (“founder shares”), representing approximately 28.4% of our issued and outstanding ordinary shares (excluding the 2,000,000 Class A ordinary shares underlying the private placement warrants issued to the Sponsor Parties in connection with the IPO). Additionally, Clear Street, the representative of the underwriters in the IPO, beneficially owns an aggregate of 107,813 ordinary shares issued in connection with the IPO, representing approximately 0.5% of our issued and outstanding ordinary shares. Our Sponsor Parties, officers and directors and Clear Street have agreed to waive their redemption rights with respect to any founder shares, private shares or representative shares held by them and, in the case of our Sponsor Parties, officers and directors, any public shares they may acquire, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares, private shares and representative shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date. However, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Subject to applicable securities laws, our Sponsor Parties, officers, directors or their affiliates may purchase shares in privately negotiated transactions or in the open market from selling shareholders prior to or following the Extraordinary General Meeting, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that each such selling shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our initial shareholders purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by our Sponsor Parties, officers, directors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our Sponsor Parties, officers, directors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to the redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Articles Amendment Proposal at the Extraordinary General Meeting and could decrease the chances that the Articles Amendment Proposal will be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our Sponsor Parties, officers, directors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Articles Amendment Proposal.

Q.     What vote is required to approve each of the proposals?

A.     Approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting; and approval of the Adjournment Proposal requires an ordinary resolution pursuant to the Articles, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting.

A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the Extraordinary General Meeting, the Extraordinary General Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Extraordinary General Meeting to commence, the shareholders present shall be a quorum. As of the record date for the Extraordinary General Meeting, 10,116,407 ordinary shares would be required to achieve a quorum.

Failure to vote in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement.

Q.     Are the proposals conditioned on one another?

A.     The Articles Amendment Proposal is not conditioned on the approval of the Adjournment Proposal, and the Adjournment Proposal is not conditioned on the approval of the Articles Amendment Proposal. However, as described in the Adjournment Proposal, we may present the Adjournment Proposal to our shareholders for vote in order to seek additional time to obtain sufficient votes to approve the Articles Amendment Proposal.

Q.     What if I don’t want to vote for the Articles Amendment Proposal?

A.     If you do not want the Articles Amendment Proposal to be approved, you must vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person (including online) at the Extraordinary General Meeting will not be counted towards the number of ordinary shares present required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Articles Amendment Proposal or the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and will have no effect on the outcome of any vote on the Articles Amendment Proposal or the Adjournment Proposal. If the Articles Amendment Proposal is approved and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public shareholders.

Q.     Will you seek any further extensions to consummate an initial business combination?

A.     Other than the Extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate an initial business combination. We have provided that all public shareholders, including those who vote for the Articles Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, may make the Election to redeem all or a portion of their public shares into their pro rata portion of the trust account and, if the Extension is implemented, should receive the funds soon after the Extraordinary General Meeting. Those public shareholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain redemption rights with respect to an initial business combination, if certain amendments to the Articles are approved, or, if we do not consummate an initial business combination by the Extended Date, such holders will be entitled to their pro rata portion of the trust account on such date.

Q.     What happens if the Articles Amendment Proposal is not approved?

A.     If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less taxes payable and up to $100,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

Our Sponsor Parties, officers and directors have agreed to waive their redemption rights with respect to any founder shares held by them and, in the case of our Sponsor Parties, officers and directors, any public shares they may acquire, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account (or, if the Articles Amendment Proposal is approved and the Extension is implemented, up to $50,000 of interest from the trust account) and our remaining assets held outside of the trust account.

Q.     If the Articles Amendment Proposal is approved, what happens next?

A.     We will continue our efforts to execute a definitive agreement for an initial business combination with one or more of our prospective targets.

If we execute such an agreement, we will seek to complete the potential initial business combination, which will involve:

•        completing proxy materials;

•        establishing a meeting date and record date for considering such potential initial business combination and distributing proxy materials to shareholders;

•        holding an Extraordinary General Meeting to consider such potential initial business combination; and

•        if approved, consummating such potential initial business combination.

We are seeking approval of the Articles Amendment Proposal because we believe we will not be able to complete all of the above listed tasks prior to the Current Termination Date.

Upon approval of the Articles Amendment Proposal by our shareholders, we will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Articles Amendment Proposal are made. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, ordinary shares and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date.

If the Articles Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce our net asset value and the amount remaining in the trust account and increase the percentage interest of our ordinary shares held by our Sponsor Parties, directors and officers through their beneficial ownership of the founder shares.

If the Articles Amendment Proposal is approved and the Extension is implemented, New Sponsor or its designees will deposit into the trust account as a loan, on each of the Current Termination Date and the 5th day of each subsequent calendar month until (but excluding) the Extended Date, the lesser of (x) $35,000 or (y) $0.02 per public share multiplied by the number of public shares outstanding on the applicable Contribution Date. We have not asked New Sponsor to reserve for, nor have we independently verified whether New Sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date (subject to a 30-day cure period in accordance with the trust agreement that we entered into at the time of the IPO), we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by us upon consummation of our initial business combination. If we do not consummate our initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Articles Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposal is not approved and the Extension is not implemented. If we have consummated our initial business combination or announced our intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the Articles Amendment Proposal is approved and the Extension is implemented, we have also agreed to waive our right to withdraw up to $100,000 of interest accrued on the trust account to pay liquidation and dissolution expenses should we ultimately liquidate before consummating an initial business combination. Instead, we have agreed that we will withdraw only up to $50,000 of interest accrued on the trust account to pay such liquidation and dissolution expenses, and any remaining interest accrued on the trust account and not previously released to us to pay our taxes will, subject to applicable law, be released to our public shareholders upon the redemption of the public shares if we are unable to complete an initial business combination by the Extended Date.

If the Articles Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by the Current Termination Date, in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less taxes payable and up to $50,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our Sponsor Parties, officers and directors have agreed to waive their redemption rights with respect to any founder shares held by them and, in the case of our Sponsor Parties, officers and directors, any public shares they may acquire, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $50,000 of interest from the trust account (reduced from up to $100,000 of interest from the trust account, under the circumstances described above) and our remaining assets held outside of the trust account.

Approval of the Articles Amendment Proposal is a condition to the implementation of the Extension.

Q.     Would I still be able to exercise my redemption rights if I vote against an initial business combination?

A.     Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to vote on an initial business combination when it is submitted to shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination). If you disagree with such business combination, you will retain your right to redeem your public shares upon consummation of such business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Articles.

Q.     How do I attend the Extraordinary General Meeting?

A.     The Extraordinary General Meeting will be held on August 4, 2026 at 11:00 a.m., Eastern Time, at the offices of Reed Smith LLP, our legal counsel, located at 599 Lexington Ave, New York, NY 10022, and via virtual meeting, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be postponed or adjourned.

The Extraordinary General Meeting will be conducted via live webcast, but the physical location of the Extraordinary General Meeting will remain at the location specified above for the purposes of the Articles. If you are a shareholder of record, you will be able to attend, vote your shares and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/ccaq/2026.

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com. If you hold your shares through a bank, broker or other intermediary, you will need to contact such bank, broker or other intermediary and obtain a legal proxy. Once you have your legal proxy, e-mail a copy of your legal proxy to our transfer agent at least five business days prior to the Extraordinary General Meeting date to have a control number generated. You may also attend the Extraordinary General Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 2151546#, but please note that you will not be able to vote or ask questions if you choose to attend the Extraordinary General Meeting telephonically.

See the section of this proxy statement entitled “The Extraordinary General Meeting” for more detailed information.

Q.     How do I change my vote?

A.     You may change your vote by:

•        submitting another properly completed proxy by mail, telephone, or online (or voting instruction card if you hold your shares in street name) with a later date (provided it is received no later than 48 hours before the time appointed for the Extraordinary General Meeting); or

•        attending and voting (including virtually) during the Extraordinary General Meeting (if shares are registered in your own name).

You also may revoke your proxy by sending a notice of revocation to us, which must be received by us on or before the Extraordinary General Meeting. Simply attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.     How are votes counted?

A.     Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting; and approval of the Adjournment Proposal requires an ordinary resolution pursuant to the Articles, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting.

A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the Extraordinary General Meeting, the Extraordinary General Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Extraordinary General Meeting to commence, the shareholders present shall be a quorum. As of the record date for the Extraordinary General Meeting, 10,116,407 ordinary shares would be required to achieve a quorum.

Failure to vote in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.     If my shares are held in “street name,” will my broker automatically vote them for me?

A.     We believe all of the proposals set forth in this proxy statement are “non-discretionary” items, meaning your broker can vote your shares with respect to such proposals only if you provide your broker with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Adjournment Proposal if such proposal is determined to be a discretionary item.

Q.     What is a quorum requirement?

A.     A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the Extraordinary General Meeting, the Extraordinary General Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Extraordinary General Meeting to commence, the shareholders present shall be a quorum. As of the record date for the Extraordinary General Meeting, 10,116,407 ordinary shares would be required to achieve a quorum.

Q.     Who can vote at the Extraordinary General Meeting?

A.     Only holders of record of our ordinary shares at the close of business on July 1, 2026, the record date, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the record date, 20,232,813 ordinary shares were outstanding and entitled to vote.

Shareholder of Record:    Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including by virtual attendance) at the Extraordinary General Meeting or vote by proxy.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting in person or online. However, since you are not the shareholder of record, you may not vote your shares in person (including by virtual attendance) at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Shareholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q.     How does the Board recommend I vote?

A.     After careful consideration of all relevant factors, the Board has determined that the Articles Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Q.     What interests do our Sponsor Parties, directors and officers have in the approval of the proposals?

A.     Our Sponsor Parties, directors and officers and Clear Street have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of the founder shares, private shares and representative shares and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Articles Amendment Proposal — Interests of Our Sponsor Parties, Directors and Officers.”

Q.     What if I object to the Articles Amendment? Do I have appraisal rights?

A.     If you do not want the Articles Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposal. If public shareholders do not make the Election to redeem all of their public shares in connection with the Extension, such holders will retain redemption rights in connection with an initial business combination. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Articles Amendment Proposal. In addition, public shareholders who do not make the Election would be entitled to redemption if certain amendments to the Articles are approved or we implement the Extension and do not complete an initial business combination by the Extended Date. Our shareholders do not have appraisal rights in connection with the Articles Amendment Proposal or the Adjournment Proposal under Cayman Islands law.

Q.     What happens to our warrants if the Articles Amendment Proposal is not approved?

A.     If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less taxes payable and up to $100,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

Q.     What happens to our warrants if the Articles Amendment Proposal is approved?

A.     If the Articles Amendment Proposal is approved and the Extension is implemented, we will continue to attempt to consummate the Business Combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Q.     What do I need to do now?

A.     We urge you to carefully read and consider the information contained in this proxy statement, including any annexes to this proxy statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.     How do I vote?

A.     If you are a holder of record of our ordinary shares, you may vote in person (including by virtual attendance) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person or online if you have already voted by proxy.

If your shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting in person or online. However, since you are not the shareholder of record, you may not vote your shares in person (including by virtual attendance) at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Shareholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q.     How do I redeem my public shares?

A.     Pursuant to the Articles, each public shareholder may seek to redeem all or a portion of such shareholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Articles Amendment Proposal and the implementation of the Extension. If the Extension is implemented, we anticipate that such shareholders who made the Election to redeem their public shares in connection with the Election would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting. Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination, the approval of certain amendments to the Articles or if we have not consummated an initial business combination by the Extended Date.

To demand redemption with respect to all or a portion of your public shares in connection with the Extension, prior to 5:00 p.m., Eastern Time, on July 31, 2026 (two business days before the Extraordinary General Meeting), you must elect either to physically tender your share certificate(s) representing such shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or deliver such shares to our transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two business days prior to the Extraordinary General Meeting.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Extraordinary General Meeting will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the implementation of the Extension that it does not want to redeem its shares, the shareholder may withdraw the tender until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.     What should I do if I receive more than one set of voting materials?

A.     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares.

Q.     Who is paying for this proxy solicitation?

A.     We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.     Where do I find the voting results of the Extraordinary General Meeting?

A.     We will announce preliminary voting results at the Extraordinary General Meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which we are required to file with the Securities and Exchange Commission (the “SEC”) within four business days following the Extraordinary General Meeting.

Q.     Who can help answer my questions?

A.     If you have questions regarding the proposals set forth in this proxy statement, or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact:

Sodali & Co.
333 Ludlow Street
5th Floor, South Tower
Stamford, Connecticut 06902
Or email us at:
CCAQ@info.sodali.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        our ability to effect the Extension or consummate an initial business combination;

•        the volatility of the market price and liquidity of our securities;

•        unanticipated delays in the distribution of the funds from the trust account;

•        claims by third parties against the trust account;

•        our ability to maintain the listing of our securities on The Nasdaq Stock Market LLC (“Nasdaq”) or another national securities exchange prior to or following an initial business combination;

•        our ability to finance and consummate an initial business combination; or

•        changes in SEC rules related to special purpose acquisition companies (“SPACs”).

Additionally, on January 24, 2024, the SEC issued final rules, effective as of 125 days following publication in the Federal Register (the “2024 SPAC Rules”), that formally adopted some of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial business combination, and results of operations.

You should carefully consider these risks, in addition to those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and the risk factors set forth in our other filings with the SEC, including the IPO Prospectus, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 13, 2026 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 filed with the SEC on May 13, 2026. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See the section of this proxy statement entitled “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in the IPO Prospectus, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 13, 2026 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 filed with the SEC on May 13, 2026, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Articles Amendment Proposal involves a number of risks. Even if such proposal is approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Amendment Proposal is approved and the Extension is implemented, we expect to seek shareholder approval of an initial business combination. We are required to offer our public shareholders the opportunity to redeem their public shares in connection with the Articles Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if such proposal is approved and the Extension is implemented, or if an initial business combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the implementation of the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of their shares at favorable prices, or at all.

The ability of the public shareholders to exercise redemption rights with respect to a large number of public shares if the Articles Amendment Proposal is approved and the Extension is implemented may adversely affect the liquidity of our securities.

Pursuant to the Articles, each public shareholder may seek to redeem all or a portion of such shareholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Articles Amendment Proposal and the implementation of the Extension. The ability of the public shareholders to exercise such redemption rights with respect to a large number of public shares may adversely affect the liquidity of our securities. As a result, if the Articles Amendment Proposal is approved and the Extension is implemented, you may be unable to sell your public shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elected to redeem their public shares in connection with the approval of the Articles Amendment Proposal and the implementation of the Extension.

Since our Sponsor Parties, officers and directors will lose their entire investment in us if our initial business combination is not completed (other than with respect to public shares they have acquired or may acquire), the Board may have a conflict of interest in making their recommendation that you vote in favor of the Articles Amendment Proposal.

Our Sponsor Parties, officers and directors and Clear Street have agreed to waive their redemption rights with respect to any founder shares, private shares and representative shares held by them and, in the case of our Sponsor Parties, officers and directors, any public shares they may acquire, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares, private shares and representative shares if we do not complete an initial business combination by the

Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date. The founder shares, private shares and representative shares will therefore be worthless if we do not complete an initial business combination; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. There will be no redemption rights or liquidating distributions with respect to the founder shares, private shares or representative shares which will expire worthless if we do not complete an initial business combination.

These interests, among others, may influence our directors in making their recommendation that you vote in favor of the Articles Amendment Proposal. See the section of this proxy statement entitled “Proposal No. 1 — The Articles Amendment Proposal — Interests of Our Sponsor Parties, Directors and Officers.”

If we are not in compliance with Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are currently listed on Nasdaq, a national securities exchange. We cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to an initial business combination, including following any shareholder redemptions in connection with certain amendments to the Articles, such as the Articles Amendment Proposal. If the public shareholders exercise redemption rights with respect to a large number of public shares in connection with the approval of the Articles Amendment Proposal and implementation of the Extension, our securities may no longer meet Nasdaq’s continued listing requirements and Nasdaq may delist our securities from trading on its exchange.

We expect that if our ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of public shares in connection with the approval of the Articles Amendment Proposal and implementation of the Extension. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity with respect to our securities;

•        a determination that our ordinary shares are “penny stock” which will require brokers trading in our ordinary shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our ordinary shares;

•        a limited amount of news and analyst coverage for our company; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, ordinary shares and warrants are currently listed on Nasdaq, our units, ordinary shares and warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

If our initial business combination involves a company organized in the United States, it is possible that a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our ordinary shares after or in connection with such initial business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax (the “Excise Tax”) on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The Excise Tax applies to stock repurchases occurring in 2023 and beyond. The amount of the Excise Tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. The U.S. Department of the Treasury (the “Treasury Department”) has issued final regulations providing guidance with respect to the Excise Tax. Under the regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

As an entity incorporated as a Cayman Islands exempted company, the Excise Tax is not expected to apply to redemptions of our ordinary shares, including in connection with the Extension (absent any further regulations and other additional guidance that may be issued in the future with retroactive effect).

However, in connection with an initial business combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a Delaware corporation or other domestic corporation prior to certain redemptions, and it is possible that we will be subject to the Excise Tax with respect to any subsequent redemptions, including redemptions in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to the regulations, redemptions in complete liquidation of the company). In all cases, the extent of the Excise Tax that may be incurred will depend on a number of factors, including the fair market value of our shares redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any additional regulations and other additional guidance from the Treasury Department that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of Excise Tax imposed with respect to such repurchase. The Excise Tax is imposed on the repurchasing corporation itself, not the shareholders from which stock is repurchased. The imposition of the Excise Tax as a result of redemptions in connection with an initial business combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial business combination, which could cause the other shareholders of the combined company to economically bear the impact of such Excise Tax.

Changes in laws or regulations, or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations, and interpretations and applications of such laws and regulations, may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.

On January 24, 2024, the SEC issued the 2024 SPAC Rules that formally adopted some of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act. The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial business combination, and results of operations.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our current and anticipated principal activities subject us to the Investment Company Act. To this end, the proceeds held in the trust account may only be held as cash, or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement that we entered into at the time of the IPO, Continental Stock Transfer & Trust Company is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments or by holding the proceeds as cash, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The trust account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our primary business objective, which is a business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to approve certain amendments to the Articles, including with respect to the Articles Amendment Proposal; or (iii) absent a business combination, our return of the funds held in the trust account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

Further, under the subjective test of an “investment company” pursuant to Section 3(a)(1)(A) of the Investment Company Act, even if the funds deposited in the trust account were invested in the assets discussed above, such assets, other than cash, are “securities” for purposes of the Investment Company Act and, therefore, there is a risk that we could be deemed an investment company and subject to the Investment Company Act.

In the adopting release for the 2024 SPAC Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead liquidate our company. Were we to liquidate, our warrants would expire worthless, and our public shareholders may receive only approximately

$10.47 per public share, or less in certain circumstances, on the liquidation of our trust account and would be unable to realize the potential benefits of an initial business combination, including the possible appreciation of the combined company’s securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, the interest earned on the funds held in the trust account may be materially reduced, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of our company.

We intend to hold the funds in the trust account as cash or in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. U.S. government treasury obligations are considered “securities” for purposes of the Investment Company Act, while cash is not. As noted above, one of the factors the SEC identified as relevant to the determination of whether a SPAC which holds securities could potentially be deemed an “investment company” under the Investment Company Act is the SPAC’s duration. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation of the company. Following such liquidation, the rate of interest we receive on the funds held in the trust account may be materially decreased. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the company. If we are deemed to be an investment company for purposes of the Investment Company Act, we could be forced to liquidate and investors in our company would not be able to participate in any benefits of owning securities in an operating business, including the potential appreciation of our shares following a business combination, and our warrants would expire worthless.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. Our New Sponsor is a Delaware limited liability company and is not controlled by non-U.S. persons. However, the determination of whether we or any of our affiliates could be considered a “foreign person” under applicable rules and regulations depends on facts and circumstances that may change over time. If CFIUS were to have jurisdiction over our initial business combination, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” the foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial business combination could be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, the public shareholders may only receive $10.47 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation of our shares in the combined company.

BACKGROUND

We are a blank check company incorporated on September 13, 2024, as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On September 27, 2024, our Old Sponsor acquired an aggregate of 6,900,000 founder shares for an aggregate purchase price of $25,000. On April 22, 2025, the number of outstanding founder shares was reduced, such that the Old Sponsor owned an aggregate of 5,750,000 founder shares.

On May 8, 2025, we consummated the IPO of 12,500,000 units at $10.00 per unit, and the sale of 1,875,000 additional units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consisted of one Class A ordinary share and three-quarters of one redeemable warrant. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $143,750,000.

Simultaneously with the consummation of the IPO, we consummated the private placement of an aggregate of 2,000,000 private placement warrants to our Old Sponsor at a price of $1.00 per private placement warrant, generating total gross proceeds of $2,000,000. Each private placement warrant entitles the holder to purchase one Class A ordinary share at $11.50 per share. A total of $144,109,375 ($10.025 per unit) of the net proceeds from the IPO, including the full exercise of the over-allotment option, and simultaneous private placement of private placement warrants, was placed in the trust account, with Continental Stock Transfer & Trust Company acting as trustee.

On January 30, 2026, we, the New Sponsor and the Old Sponsor, among others, entered into the New Sponsor Purchase Agreement pursuant to which New Sponsor agreed to purchase from the Sponsor an aggregate of (i) 4,475,000 Class B Ordinary Shares and (ii) 1,000,000 private placement warrants, for an aggregate purchase price of $2,000,000 paid in cash at closing. Pursuant to the New Sponsor Purchase Agreement, the Sponsor Member had the right (but not the obligation) to repurchase the transferred interests from the New Sponsor for a purchase price of $2,000,000 if a definitive business combination agreement was not entered into by May 7, 2026 (the “Repurchase Right”). On May 4, 2026, the Sponsor Member waived the Repurchase Right.

Our units began trading on May 7, 2025 on the Nasdaq Global Market under the symbol “IPODU.” Commencing on June 12, 2025, the ordinary shares and warrants began separate trading on Nasdaq under the symbols “IPOD” and “IPODW,” respectively. Those units not separated continued to trade on Nasdaq under the symbol “IPODU.” On May 27, 2026, in connection with our prior name change, our units began trading under the symbol “CCAQU” and our ordinary shares and warrants began trading under the symbols “CCAQ” and “CCAQW,” respectively.

The mailing address of our principal executive office is Collective Acquisition Corp., 12955 Biscayne Blvd, Ste 200 PMB 616, Miami, FL 33181, and our telephone number is (561) 489-2062.

You are not being asked to vote on an initial business combination pursuant to this proxy statement. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place.    The Extraordinary General Meeting will be held at 11:00 a.m., Eastern Time, on August 4, 2026, at the offices of Reed Smith LLP, located at 599 Lexington Ave, New York, NY 10022, and via virtual meeting, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be postponed or adjourned.

The Extraordinary General Meeting will be conducted via live webcast, but the physical location of the Extraordinary General Meeting will remain at the location specified above for the purposes of the Articles. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/ccaq/2026. Only shareholders who own our ordinary shares as of the close of business on the record date will be entitled to attend the Extraordinary General Meeting.

To pre-register for the Extraordinary General Meeting, please follow the below instructions as applicable to the nature of your ownership of our ordinary shares. Pre-registration is recommended but not required to attend the Extraordinary General Meeting and is available starting at 9:00 a.m., Eastern Time, on July 28, 2026 (five business days prior to the Extraordinary General Meeting).

If your shares are registered in your name with our transfer agent and you wish to attend and participate in the virtual meeting, go to https://www.cstproxy.com/ccaq/2026, enter the control number you received on your proxy card and click on the “Click here” to pre-register for the online meeting link at the top of the page. Just prior to the start of the Extraordinary General Meeting you will need to log back into the above website using your control number. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com.

Beneficial shareholders who wish to attend and participate in the virtual meeting must (i) obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and (ii) e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent at proxy@continentalstock.com. Beneficial shareholders who e-mail our transfer agent a valid legal proxy will be issued a meeting control number that will allow them to pre-register to attend and participate in the virtual meeting. A beneficial shareholder who wishes to attend the virtual meeting but not vote may be issued a guest control number upon providing proof of ownership to our transfer agent. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the Extraordinary General Meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent at least five business days prior to the Extraordinary General Meeting date.

You may also attend the Extraordinary General Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 2151546# but please note that you will not be able to vote or ask questions if you choose to attend the Extraordinary General Meeting telephonically.

Quorum.    A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the Extraordinary General Meeting, the Extraordinary General Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Extraordinary General Meeting to commence, the shareholders present shall be a quorum. As of the record date for the Extraordinary General Meeting, 10,116,407 ordinary shares would be required to achieve a quorum.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned our ordinary shares at the close of business on July 1, 2026, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share you owned at that time.

Votes Required.    Approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting; and

the Adjournment Proposal requires an ordinary resolution pursuant to the Articles, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting. Approval of the Articles Amendment Proposal is a condition to the implementation of the Extension.

Failure to vote in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement.

At the close of business on the record date, there were 20,232,813 ordinary shares issued and outstanding, consisting of 14,375,000 Class A ordinary shares (public shares), 107,813 Class A ordinary shares (representative shares) and 5,750,000 Class B ordinary shares (founder shares), each of which entitles its holder to cast one vote per proposal.

If you do not want the Articles Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposal. If you want to obtain your pro rata portion of the trust account in the event the Articles Amendment Proposal is approved and the Extension is implemented, which is anticipated to be paid soon after the Extraordinary General Meeting, you must make the Election to redeem your public shares. Public shareholders may make the Election to redeem all or a portion of their public shares regardless of whether they vote for or against the Articles Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary General Meeting to approve the Articles Amendment Proposal and, if presented, the Adjournment Proposal. No recommendation is being made as to whether you should make the Election to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual attendance) at the Extraordinary General Meeting.

We have retained Sodali & Co. (“Sodali”) to aid in the solicitation of proxies. Sodali will receive a fee of approximately $10,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material that may be sent to shareholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 — THE ARTICLES AMENDMENT PROPOSAL

We are proposing to amend the Articles, by way of special resolution, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from the Current Termination Date to the Extended Date, for a total extension of up to twelve months after the Current Termination Date. All shareholders are encouraged to read Annex A to this proxy statement in its entirety for a more complete description of its terms.

The Articles Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination, and approval of the Articles Amendment Proposal is a condition to the implementation of the Extension.

If the Articles Amendment Proposal is approved and the Extension is implemented, New Sponsor or its designees will deposit into the trust account as a loan, on each of the Current Termination Date and the 5th day of each subsequent calendar month until (but excluding) the Extended Date, the lesser of (x) $35,000 or (y) $0.02 per public share multiplied by the number of public shares outstanding on the applicable Contribution Date. We have not asked New Sponsor to reserve for, nor have we independently verified whether New Sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date (subject to a 30-day cure period in accordance with the trust agreement that we entered into at the time of the IPO), we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by us upon consummation of our initial business combination. If we do not consummate our initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Articles Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposal is not approved and the Extension is not implemented. If we have consummated our initial business combination or announced our intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the Articles Amendment Proposal is approved and the Extension is implemented, we have also agreed to waive our right to withdraw up to $100,000 of interest accrued on the trust account to pay liquidation and dissolution expenses should we ultimately liquidate before consummating an initial business combination. Instead, we have agreed that we will withdraw only up to $50,000 of interest accrued on the trust account to pay such liquidation and dissolution expenses, and any remaining interest accrued on the trust account and not previously released to us to pay our taxes will, subject to applicable law, be released to our public shareholders upon the redemption of the public shares if we are unable to complete an initial business combination by the Extended Date.

If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, or if the Articles Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less taxes payable and up to $100,000 of interest to pay liquidation and dissolution expenses, or, if the Articles Amendment Proposal is approved and the Extension is implemented, less up to $50,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Reasons for the Proposal

The IPO Prospectus and the Articles provide that we have until the Current Termination Date to consummate an initial business combination. While we are currently in serious discussions with a potential business combination target, our Board believes that there will not be sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, we will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination.

A special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting, is required to effect an amendment to the Articles that would extend our corporate existence beyond the Current Termination Date. Additionally, the IPO Prospectus and the Articles require that all public shareholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by the Articles. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public shareholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under the Articles. Accordingly, we believe the Extension is consistent with the Articles and the IPO Prospectus.

If the Articles Amendment Proposal is Not Approved

If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less taxes payable and up to $100,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

Our Sponsor Parties, officers and directors have agreed to waive their redemption rights with respect to any founder shares held by them and, in the case of our Sponsor Parties, officers and directors, any public shares they may acquire, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account (or, if the Articles Amendment Proposal is approved and the Extension is implemented, up to $50,000 of interest from the trust account) and our remaining assets held outside of the trust account.

If the Articles Amendment Proposal is not approved, we will not effect the Extension, and in the event we do not complete an initial business combination on or before the Current Termination Date, the trust account will be liquidated and distributed to the public shareholders on a pro rata basis as described above.

If the Articles Amendment Proposal Is Approved

If the Articles Amendment Proposal is approved, we will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Articles Amendment Proposal are made. We will remain a reporting company under the Exchange Act, and our units, ordinary shares and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date.

If the Articles Amendment Proposal is approved and the Extension is implemented, New Sponsor or its designees will deposit into the trust account as a loan, on each of the Current Termination Date and the 5th day of each subsequent calendar month until (but excluding) the Extended Date, the lesser of (x) $35,000 or (y) $0.02 per public share multiplied by the number of public shares outstanding on the applicable Contribution Date. We have not asked New Sponsor to reserve for, nor have we independently verified whether New Sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date (subject to a 30-day cure period in accordance with the trust agreement that we entered into at the time of the IPO), we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by us upon consummation of our initial business combination. If we do not consummate our initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Articles Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposal is not approved and the Extension is not implemented. If we have consummated our initial business combination or announced our intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the Articles Amendment Proposal is approved and the Extension is implemented, we have also agreed to waive our right to withdraw up to $100,000 of interest accrued on the trust account to pay liquidation and dissolution expenses should we ultimately liquidate before consummating an initial business combination. Instead, we have agreed that we will withdraw only up to $50,000 of interest accrued on the trust account to pay such liquidation and dissolution expenses, and any remaining interest accrued on the trust account and not previously released to us to pay our taxes will, subject to applicable law, be released to our public shareholders upon the redemption of the public shares if we are unable to complete an initial business combination by the Extended Date.

If the Articles Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our Sponsor Parties, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and any public shares they may acquire, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $50,000 of interest from the trust account (reduced from up to $100,000 of interest from the trust account, under the circumstances described above) and our remaining assets held outside of the trust account.

You are not being asked to vote on an initial business combination at this time.    If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date.

If the Articles Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $150.5 million that was in the trust account as of June 30, 2026 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. Additionally, the percentage interest of our ordinary shares held by our Sponsor Parties, directors and officers through their beneficial ownership of the founder shares would increase.

Redemption Rights

If the Articles Amendment Proposal is approved and the Extension is implemented, we will provide the public shareholders making the Election the opportunity to receive, soon after the Extraordinary General Meeting, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable). Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination, the approval of certain amendments to the Articles or if we have not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES IN CONNECTION WITH THE EXTENSION, PRIOR TO 5:00 P.M., EASTERN TIME, ON JULY 31, 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU MUST ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATE(S) REPRESENTING SUCH SHARES TO OUR TRANSFER AGENT OR DELIVER SUCH SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact our transfer agent directly and instruct it to do so. Public shareholders may make the Election to redeem all or a portion of their public shares even if they vote for or against the Articles Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

To demand redemption with respect to all or a portion of your public shares in connection with the Extension, prior to 5:00 p.m., Eastern Time, on July 31, 2026 (two business days before the Extraordinary General Meeting), you must elect either to physically tender your share certificate(s) representing such shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or deliver such shares to our transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery at least two business days prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s Election is completed once the Articles Amendment Proposal is approved and the Extension is implemented. Accordingly, shareholders making the Election will not be able to tender their shares after the date that is two business days prior to the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting our transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, The Depository Trust Company, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or The Depository Trust Company, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to make the Election to redeem all or a portion of their public shares may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Extraordinary General Meeting will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the implementation of the Extension that it does not want to redeem its shares, the shareholder may withdraw the tender until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares for redemption and the Articles Amendment Proposal is not approved or is otherwise abandoned, these shares will not be redeemed and will be returned (physically or electronically) to the shareholder promptly following the determination that the Articles Amendment Proposal will not be approved or will be otherwise abandoned. We anticipate that a public shareholder who tenders shares for redemption in connection with the vote to approve the Articles Amendment Proposal, if the Articles Amendment Proposal is approved and the Extension is implemented, would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting. Our transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two business days prior to the Extraordinary General Meeting. As of June 30, 2026, this would amount to approximately $10.47 per share, based on the approximate amount of $150.5 million held in the trust account on such date (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). The closing price of our ordinary shares on the Nasdaq Global Market on July 7, 2026 was $10.45. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more for each share than if such shareholder sold its public shares in the open market. We cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights with respect to all or a portion of your public shares, you will be exchanging all or such portion of your public shares for cash and will no longer own such shares once redeemed. You will be entitled to receive cash for such shares only if you properly demand redemption and physically tender your share certificate(s) representing such shares or electronically deliver such shares through the DWAC system to our transfer agent at least two business days prior to the Extraordinary General Meeting in accordance with the procedures described herein. If the Articles Amendment Proposal is not approved or if such proposal is otherwise abandoned, such shares will be returned promptly following the Extraordinary General Meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.025 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor will have sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for an initial business combination and redemptions could be reduced to less than $10.025 per public share. In such event, we may not be able to complete an initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. The per-share liquidation price for the public shares is anticipated to be approximately $10.47 based on the approximate amount of $150.5 million held in the trust account as of June 30, 2026 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.47, plus interest, due to unforeseen claims of potential creditors.

In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.025 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.025 per share due to reductions in the value of the trust account assets, in each case less taxes payable, and our sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to the public shareholders may be reduced below $10.025 per share.

Required Vote

Approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting. Failure to vote in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Articles Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Articles Amendment Proposal and will have no effect on the outcome of the vote on the Articles Amendment Proposal. The Articles Amendment Proposal is not conditioned on the approval of any other proposal.

If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less taxes payable and up to $100,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

Our Sponsor Parties, officers and directors and Clear Street are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Adjournment Proposal; however, such persons have the discretion to vote in any manner they choose. On the record date, our Sponsor Parties, officers and directors and their affiliates beneficially owned an aggregate of 5,750,000 founder shares, and Clear Street beneficially owned an aggregate of 107,813 representative shares, collectively representing approximately 29.0% of our issued and outstanding ordinary shares (excluding the 2,000,000 Class A ordinary shares underlying the private placement warrants issued to the Sponsor Parties).

Subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor Parties, officers, directors, advisors or their affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that our Sponsor Parties, officers, directors, advisors or their affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through our redemption process; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by our Sponsor Parties, officers, directors, advisors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our Sponsor Parties, officers, directors, advisors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to the redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Articles Amendment Proposal at the Extraordinary General Meeting and could decrease the chances that the Articles Amendment Proposal will be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our Sponsor Parties, officers, directors, advisors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply will not be voted in favor of approving the Articles Amendment Proposal.

Resolution

Please see Annex A for the full text of the resolution to be voted upon in respect of the Articles Amendment Proposal.

Interests of Our Sponsor Parties, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our Sponsor Parties, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with the Articles, the aggregate 5,750,000 founder shares beneficially owned by our Sponsor Parties, which were initially acquired before the IPO for an aggregate purchase price of approximately $25,000, respectively, will be worthless (as our Sponsor Parties, officers and directors have waived liquidation rights with respect to such shares), as will be the aggregate 2,000,000 private placement warrants initially acquired by the Old Sponsor for an aggregate purchase price of $2,000,000 simultaneously with the IPO, 1,000,000 private placement warrants of which are now owned by the New Sponsor. Such founder shares and private placement warrants had an aggregate market value of approximately $60,987,500 based on the closing price of our ordinary shares and warrants of $10.45 and $0.45, respectively, on the Nasdaq Global Market on July 7, 2026;

•        Even if the trading price of our ordinary shares was as low as $0.37 per share, and the private placement warrants were worthless, the value of the founder shares would be equal to our sponsor’s aggregate initial investment in us. As a result, if an initial business combination is completed, our initial shareholders are likely to be able to make a substantial profit on their investment in us even at a time when the ordinary shares have lost significant value. Accordingly, members of our management team, who own interests in our sponsor, may be more willing to pursue a business combination with a riskier or less-established target business than would be the case if our sponsor had paid the same per share price for the founder shares as our public shareholders paid for their public shares. On the other hand, if the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, our initial shareholders will lose their entire investment in us (other than with respect to public shares they have acquired or may acquire);

•        In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement;

•        All rights specified in the Articles relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If an initial business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

•        None of our officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the Extraordinary General Meeting and may continue to serve following an initial business combination and receive compensation thereafter;

•        Our New Sponsor, officers and directors, or any of their respective affiliates, are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, they will not have any claim against the trust account for reimbursement. Accordingly, we may not be able to reimburse these expenses if an initial business combination is not completed; and

•        We have an agreement to pay our New Sponsor or an affiliate of our New Sponsor a monthly fee of $15,000 for certain utilities and administrative support until the earlier of the completion of our initial business combination or our liquidation. Accordingly, our New Sponsor may receive payments for up to an additional twelve months if the Articles Amendment Proposal is approved and the Extension is implemented.

The Board’s Reasons for the Articles Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Articles Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.

We are a blank check company incorporated on September 13, 2024 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On May 8, 2025, we consummated the

IPO of 12,500,000 units and the sale of 1,875,000 additional units as a result of the underwriters’ full exercise of their over-allotment option. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $143,750,000. Simultaneously with the consummation of the IPO, we consummated the private placement of 2,000,000 private placement warrants to our Old Sponsor at a price of $1.00 per private placement warrant, generating total gross proceeds of $2,000,000. A total of $144,109,375 ($10.025 per unit) of the net proceeds from the IPO, including the full exercise of the over-allotment option, and the private placement of private placement warrants was placed in the trust account.

The IPO Prospectus and the Articles provide that we have until the Current Termination Date to consummate an initial business combination. While we are currently in serious discussions with a potential business combination target, our Board believes that there will not be sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, we will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination.

A special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting, is required to effect an amendment to the Articles that would extend our corporate existence beyond the Current Termination Date. Additionally, the IPO Prospectus and the Articles require that all public shareholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by the Articles. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public shareholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under the Articles. Accordingly, we believe the Extension is consistent with the Articles and the IPO Prospectus.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ARTICLES AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD MAKE THE ELECTION TO REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will direct, by way of ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

The Adjournment Proposal will only be presented to our shareholders under the circumstances described above. If the Adjournment Proposal is not approved by our shareholders, the chairman of the Extraordinary General Meeting may not be able to exercise his or her ability to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, under such circumstances.

Required Vote

Approval of the Adjournment Proposal, if presented, requires an ordinary resolution pursuant to the Articles, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting. Failure to vote in person (including by virtual attendance) or by proxy at the Extraordinary General Meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Adjournment Proposal and will have no effect on the outcome of the vote on the Adjournment Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal.

Our Sponsor Parties, officers and directors and Clear Street are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Adjournment Proposal; however, such persons have the discretion to vote in any manner they choose. On the record date, our Sponsor Parties, officers and directors and their affiliates beneficially owned an aggregate of 5,750,000 founder shares, and Clear Street beneficially owned an aggregate of 107,813 representative shares, collectively representing approximately 29.0% of our issued and outstanding ordinary shares (excluding the 2,000,000 Class A ordinary shares underlying the private placement warrants issued to the Sponsor Parties).

Resolution

The full text of the resolution to be voted upon in respect of the Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of July 8, 2026, by:

•        each person known by us to be the beneficial owner of more than 5% of the outstanding ordinary shares;

•        each of our officers and directors; and

•        all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

We have based our calculation of the percentage of beneficial ownership on 20,232,813 ordinary shares issued and outstanding on July 8, 2026.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Collective Acquisition Sponsor LLC(1)	4,475,000	—
Elliot Richmond(1)(2)(3)	4,475,000	—
David Bailin(1)	—	—
Jeremy Sziklay(1)	—	—
All executive officers and directors as a group (three individuals)	4,475,000	22.1%
Dune Acquisition Holdings II LLC(2)(4)(5)	1,275,000	6.30%
Magnetar Parties(6)	850,000	4.20%
Aristeia Capital, L.L.C.(7)	1,100,000	5.44%
Tenor Parties(8)	1,000,000	4.94%

____________

*       Indicates less than 1%.

(1)      The principal business address for this shareholder is c/o Collective Acquisition Sponsor LLC, 12955 Biscayne Blvd Ste 200 PMB 616, Miami, FL 33181.

(2)      Interests shown consist solely of Founder Shares, classified as Class B Shares. Such shares will (unless otherwise provided in our initial Business Combination agreement) automatically convert into Class A Shares concurrently with or immediately following the consummation of our initial Business Combination, and may be converted at any time prior to our initial Business Combination, at the option of the holder, on a one-for-one basis, subject to adjustment.

(3)      Collective Acquisition Sponsor LLC, the New Sponsor, is the record holder of such Class B Shares. Mr. Richmond is the sole managing member of the New Sponsor and holds voting and investment discretion with respect to the Class B Shares held of record by the New Sponsor. Mr. Richmond disclaims any beneficial ownership of the securities held by the New Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)      The principal business address for this shareholder is c/o Dune Acquisition Holdings II LLC, 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401.

(5)      Dune Acquisition Holdings II LLC, the Old Sponsor, is the record holder of such Class B Shares. Mr. Glatt is the sole managing member of the Old Sponsor and holds voting and investment discretion with respect to the Class B Shares held of record by the Old Sponsor. Mr. Glatt disclaims any beneficial ownership of the securities held by the Old Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(6)     The reported position is according to a Schedule 13G filed with the SEC on August 8, 2025 by (i) Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”), (ii) Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), (iii) Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and (iv) David J. Snyderman, a citizen of the United States (“Mr. Snyderman”, collectively with Magnetar Financial, Magnetar Capital Partners and Supernova Management, the “Magnetar Parties”), in connection with Public Shares held for the following funds (collectively, the “Magnetar Funds”): (a) Magnetar Constellation Master Fund, Ltd, Magnetar Xing He Master Fund Ltd, Magnetar SC Fund Ltd, Purpose Alternative Credit Fund Ltd, all Cayman Islands exempted companies and (b) Magnetar Structured Credit Fund, LP, a Delaware limited partnership and Magnetar Alpha Star Fund LLC, Magnetar Lake Credit Fund LLC, Magnetar Waterfront Series A LLC, all Delaware limited liability companies. Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Public Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The principal business address of each of the Magnetar Parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(7)      The reported position is according to a Schedule 13G filed with the SEC on August 14, 2025. The principal business address of Aristeia Capital, L.L.C. is One Greenwich Plaza, Suite 300, Greenwich, Connecticut 06830.

(8)      The reported position is according to a Schedule 13G filed with the SEC on May 30, 2025 by (i) Tenor Capital Management Company, L.P., a Delaware limited partnership (“Tenor Capital”), (ii) Tenor Opportunity Master Fund, Ltd., a Cayman Islands exempted company (“Tenor Opportunity”), (iii) Robin Shah, a citizen of the United States (“Mr. Shah”, collectively with Tenor Capital and Tenor Opportunity, the “Tenor Parties”), in connection with Public Shares held by Tenor Opportunity. Tenor Capital serves as the investment manager to the Opportunity. Mr. Shah serves as the managing member of Tenor Management GP, LLC, the general partner of Tenor Capital. By virtue of these relationships, the Tenor Parties may be deemed to have shared voting and dispositive power with respect to the Public Shares owned directly by the Tenor Opportunity. The principal business address of each of the Tenor Parties is 810 Seventh Avenue, Suite 1905, New York, New York 10019.

SHAREHOLDER PROPOSALS

The Board is aware of no other matter that may be brought before the Extraordinary General Meeting. Under Cayman Islands law, only business that is specified in the notice of extraordinary general meeting may be transacted at the Extraordinary General Meeting.

If the Articles Amendment Proposal is approved and the Extension is implemented, we anticipate that we will hold another extraordinary general meeting of shareholders before the Extended Date to consider and vote upon a proposed initial business combination and related transactions. Accordingly, our next annual general meeting of shareholders would be held at a future date to be determined by the post-business combination company. We expect that the post-business combination company may notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of the initial business combination. For any proposal to be considered for inclusion in the proxy statement and form of proxy for submission to shareholders at the 2026 annual general meeting of shareholders, if held, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Articles in place at such time. We anticipate that the 2026 annual general meeting of shareholders would be held no later than December 31, 2026.

Alternatively, if the Articles Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, we will liquidate and dissolve, and there will be no annual general meeting of shareholders in 2026.

Shareholder and Interested Party Communications

Shareholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Collective Acquisition Corp., 12955 Biscayne Blvd, Suite 200 PMB 616, Miami, Florida 33181.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder may notify us of his or her request by calling or writing Sodali, our proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, Email: CCAQ@info.sodali.com; Telephone: (203) 658-9400; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Collective Acquisition Corp., 12955 Biscayne Blvd, Suite 200 PMB 616, Miami, Florida 33181.

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than July 28, 2026 (seven days prior to the Extraordinary General Meeting).

ANNEX A

PROPOSED AMENDMENTS TO

THE SECOND AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

OF

COLLECTIVE ACQUISITION CORP.

COLLECTIVE ACQUISITION CORP.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Second Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)  amending Article 53.6 by deleting the following:

“In the event that the Company does not consummate a Business Combination by 15 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)  cease all operations except for the purpose of winding up;

(b)  as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)  as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by August 8, 2027, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)  cease all operations except for the purpose of winding up;

(b)  as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$50,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)  as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

Annex A-1

and (b) amending Article 53.7 by deleting the following:

“In the event that any amendment is made to the Articles:

(a)  to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 15 months after the date of the closing of the IPO, or such later time as the Members may approve in accordance with the Articles, or

(b)  with respect to any other provision relating to Members’ rights or pre-Business Combination activity, of the Articles relating to the rights of holders of Class A Shares,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

and replacing it with the following:

“In the event that any amendment is made to the Articles:

(a)  to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by August 8, 2027, or such later time as the Members may approve in accordance with the Articles, or

(b)  with respect to any other provision relating to Members’ rights or pre-Business Combination activity, of the Articles relating to the rights of holders of Class A Shares,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Annex A-2

2026 COLLECTIVE ACQUISITION CORP. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/ccaq/2026 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 3, 2026. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY Proposal 1 - The Articles Amendment Proposal amend the Company’s second amended and restated memorandum and articles of association the “Articles”), by way of special resolution, in the form set forth as Annex A to the accompanying proxy statement, to extend date by which the Company must consummate an initial business combination from August 8, 2026 (the “Current Termination Date”) to August 8, 2027, or such earlier date as determined by the Company’s board of directors (the “Board”), for a total extension of up to twelve months after the Current Termination Date (collectively, the “Extension”, and such proposal, the “Articles Amendment Proposal”). Proposal 2 - The Adjournment Proposal direct, by way of ordinary resolution, the chairman the Extraordinary General Meeting to adjourn Extraordinary General Meeting to a later date dates or indefinitely, if necessary or convenient, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes approve the Articles Amendment Proposal or (ii) where the Board has determined it is otherwise necessary. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Signature Signature, if held jointly Date 2026. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. Please mark your votes like this X CONTROL NUMBER PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

2026 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COLLECTIVE ACQUISITION CORP. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated July 8, 2026, in connection with the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) to be held at, 11:00 a.m. Eastern Time, on August 4, 2026, at the offices of Reed Smith LLP, located at 599 Lexington Ave, New York, New York, 10022 and via virtual meeting, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be postponed or adjourned, and hereby appoints Elliot Richmond and Jeremy Sziklay, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution, to vote all ordinary shares of Collective Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS ON WHICH THE UNDERSIGNED SHAREHOLDER IS ENTITLED TO VOTE AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on August 4, 2026 The Notice of Extraordinary General Meeting and the Accompanying Proxy Statement are available at https://www.cstproxy.com/ccaq/2026